Exhibit 99.2

Ceridian Announces Pricing of Private Offering of Senior Unsecured Convertible Notes

Minneapolis, MN, March 3, 2021 – Ceridian HCM Holding Inc. (“Ceridian” or the “Company”) (NYSE:CDAY) (TSX:CDAY), a global human capital management software company, announced today the pricing of its offering of $500 million in aggregate principal amount of senior unsecured convertible notes due 2026 (the “Notes”) in a private offering (the “Offering”) to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”), and pursuant to exemptions from the prospectus requirements of applicable Canadian securities laws. Ceridian also granted the initial purchasers of the Notes a 13-day option to purchase up to an additional $75 million in aggregate principal amount of the Notes. The Offering is expected to close on March 5, 2021, subject to satisfaction of customary closing conditions.

The Notes will be senior, unsecured obligations of the Company, and will bear interest at a coupon rate of 0.25% per annum and pay interest semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2021. The Notes will mature on March 15, 2026, unless earlier repurchased, redeemed or converted in accordance with their terms. The Company may not redeem the Notes prior to March 20, 2024. The Company may redeem for cash all or any portion of the Notes, at its option, on or after March 20, 2024 and on or before the 30th scheduled trading day immediately before the maturity date, if the last reported sale price of the Company’s common stock exceeds 130% of the conversion price then in effect on (1) at least 20 trading days (whether or not consecutive) during the 30 consecutive trading days ending on and including the trading day immediately before the date on which the Company provides notice of redemption and (2) the trading day immediately before the date the Company sends such notice, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus any accrued and unpaid interest to, but excluding, the redemption date. No sinking fund is provided for the Notes, which means that the Company is not required to redeem or retire the Notes periodically. Holders of the Notes will have the right to require the Company to repurchase for cash all or a portion of their Notes upon the occurrence of a fundamental change (as defined in the indenture governing the Notes) at a purchase price of 100% of their principal amount plus any accrued and unpaid interest.

The initial conversion rate will be 7.5641 shares of the Company’s common stock per $1,000 principal amount of Notes which is subject to adjustment in certain circumstances (equivalent to an initial conversion price of approximately $132.20 per share of common stock). The initial conversion price of the Notes represents a premium of approximately 47.5% over the last reported sale price of the Company’s common stock on March 2, 2021, which was $89.63 per share as reported on the New York Stock Exchange. The sale price of the Company’s common stock on March 2, 2021 was C$113.21 per share as reported on the Toronto Stock Exchange. Prior to the close of business on the business day immediately preceding September 15, 2025, the Notes will be convertible at the option of the noteholders only upon the satisfaction of specified conditions and during certain periods. On or after September 15, 2025 until the close of business on the second scheduled trading day preceding the maturity date, the Notes will be convertible at the option of the noteholders at any time regardless of these conditions. The Notes will be convertible into cash, shares of the Company’s common stock, or a combination thereof, at the Company’s election.

In connection with the pricing of the Notes, Ceridian expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers and/or their respective affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions will cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of shares of the Company’s common stock initially underlying the Notes sold in the Offering. The capped call transactions are generally expected to reduce potential dilution to the Company’s common stock upon any conversion of the Notes and/or offset any potential cash payments Ceridian is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction or offset subject to a cap. The cap price of the capped call transactions is initially approximately $179.26 per share, which represents a premium of 100% over the last reported sale price of the Company’s common stock of $89.63 per share as reported on the New York Stock Exchange on March 2, 2021, and is subject to certain adjustments under the terms of the capped call transactions.

Ceridian has been advised that, in connection with establishing their initial hedges of the capped call transactions, the option counterparties or their respective affiliates expect to purchase shares of the Company’s common stock and/or enter into various derivative transactions with respect to the Company’s common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Notes at that time. In addition, Ceridian expects that the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or by purchasing or selling shares of the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and from time to time prior to the maturity of the Notes (and are likely to do so following any conversion of the Notes, any repurchase of the Notes by the Company on any fundamental change repurchase date, any redemption date or any other date on which the Notes are retired by the Company, in each case if the Company exercises its option to terminate the relevant portion of the capped call transactions). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the Notes, which could affect the ability of noteholders to convert the Notes and, to the extent the activity occurs following a conversion or during any observation period related to a conversion of the Notes, it could affect the number of shares, if any, and value of the consideration that noteholders will receive upon conversion of the Notes.

Ceridian estimates that the net proceeds from the Offering will be approximately $486.7 million (or $559.8 million if the initial purchasers exercise their option to purchase additional Notes in full), after deducting the initial purchasers’ discounts and estimated Offering expenses payable by Ceridian. Ceridian intends to use a portion of the net proceeds of the Offering of the Notes to pay the cost of the capped call transactions. If the initial purchasers exercise their option to purchase additional Notes, Ceridian expects to use a portion of the net proceeds from the sale of such additional Notes to enter into additional capped call transactions. Ceridian intends to use the remainder of the net proceeds from the Offering (i) to repay $295.0 million principal amount under the Company’s senior credit facilities and pay related accrued interest and (ii) for general corporate purposes, which may include potential investments in businesses or acquisitions of companies that Ceridian may identify in the future.

The Notes will only be offered and sold to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act. The Notes and the shares of the Company’s common stock potentially issuable upon conversion of the Notes, if any, have not been and will not be registered under the Securities Act or any state securities laws of any other jurisdiction or qualified by way of prospectus in any province or territory of Canada, and unless so registered or qualified, may not be offered or sold in the United States except pursuant to an applicable exemption from the registration requirements of the Securities Act and applicable state laws and may not be offered or sold to persons located or resident in Canada except pursuant to an exemption from the prospectus requirements of applicable Canadian securities laws. The Offering is being conducted in accordance with the terms and subject to the conditions set forth in the private offering memorandum. The Company intends to rely upon the exemption under section 602.1 of the TSX Company Manual as an “Eligible Interlisted Issuer” (as defined in the TSX Company Manual) in connection with the Offering. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the Notes or any shares of the Company’s common stock potentially issuable upon conversion of the Notes, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Ceridian HCM Holding Inc.

Ceridian. Makes Work Life Better™.

Ceridian is a global human capital management software company. Dayforce, our flagship cloud HCM platform, provides human resources, payroll, benefits, workforce management, and talent management functionality. Our platform is used to optimize management of the entire employee lifecycle, including attracting, engaging, paying, deploying, and developing people. Ceridian has solutions for organizations of all sizes.

Forward-Looking Statements

This press release contains forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this press release are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “will,” “may,” “could,” “continue,” “likely,” “should,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events but not all forward-looking statements contain these identifying words.

The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors that we believe are appropriate under the circumstances. As you consider this press release, you should understand that these statements are not guarantees of performance or results. These assumptions and our future performance or results involve risks and uncertainties (many of which are beyond our control). These risks and uncertainties include, but are not limited to, the following: the impact of the Coronavirus disease 2019, COVID-19, pandemic on our business, operations, and financial results; our inability to manage our growth effectively or execute on our growth strategy; our inability to successfully expand our current offerings into new markets or further penetrate existing markets; our failure to provide new or enhanced functionality and features; significant competition in the market in which our solutions compete; our failure to manage our aging technical operations infrastructure; system breaches, interruptions or failures, including cyber-security breaches, identity theft, or other disruptions that could compromise customer information or sensitive company information; our failure to comply with applicable privacy, security, data, and financial services laws, regulations and standards, including our ongoing consent order with the Federal Trade Commission regarding data protection; our failure to properly update our solutions to enable our customers to comply with applicable laws; changes in regulations governing financial services, privacy concerns, and laws or other domestic or foreign data protection regulations; our inability to maintain necessary third party relationships, and third party software licenses, and identify errors in the software we license; our inability to offer and deliver high-quality technical support, implementation and professional services; our inability to attract and retain key executive officers and highly skilled employees; or other risks and uncertainties described in our most recent annual report on Form 10-K, subsequent quarterly reports on Form 10-Q, and other filings with the Securities and Exchange Commission.

Additional factors or events that could cause our actual performance to differ from these forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

For further information, please contact:

Investor Relations

Jeremy Johnson

Head of FP&A and Investor Relations

Ceridian HCM Holding Inc.

1-844-829-9499

investors@ceridian.com

Public Relations

Teri Murphy

Director, Corporate Communications

Ceridian HCM Holding Inc.

1-647-417-2117

teri.murphy@ceridian.com

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